EXHIBIT NO. 10.01


                    THE TAURUS ENTERTAINMENT COMPANIES, INC.
                        2003 STOCK AND STOCK OPTION PLAN

1.     PURPOSE.  The purpose of the Taurus Entertainment Companies, Inc. 2003
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Stock and Stock Option Plan ("the Plan") is to promote the financial interests of the Company, its subsidiaries and its shareholders by providing incentives in the form of stock or stock options to key employees, directors and Eligible Persons who contribute materially to the success and profitability of the Company. The grants will recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in the Company, thus enhancing their personal interest in the Company's continued success and progress. This Plan will also assist the Company and its subsidiaries in attracting, retaining and motivating key employees, directors and Eligible Persons. The options granted under this Plan may be either Incentive Stock Options, as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended, or Nonqualified options taxed under Section 83 of the Internal Revenue Code of 1986, as amended. Stock granted pursuant to this Plan, or Stock issued in connection with the exercise of Stock Options issued to this Plan, may be registered on Form S-8 or other appropriate form of registration statement.

2.     RULE 16B-3 PLAN.  The Company is subject to the reporting requirements of
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the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee or the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Committee or the Board of Directors may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

3.     EFFECTIVE DATE OF PLAN. The effective date of this Plan shall be August
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14, 2003 (the "Effective Date").  The Board of Directors shall, within one year of the Effective Date, submit the Plan for approval to the shareholders of the Company. The plan shall be approved by at least a majority of shareholders voting in person or by proxy at a duly held shareholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of shareholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of shareholders. No Incentive Option or Nonqualified Stock Option shall be granted pursuant to the Plan ten years after the Effective Date. In the event the Plan is not approved by the shareholders of the Company, the Plan shall be deemed to be a non-qualified stock option plan.

4.     DEFINITIONS. The following definitions shall apply to this Plan:
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(a)  "Affiliate" means any parent corporation and any subsidiary corporation.
     The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(b) "Agreement" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which Stock or Options are granted to an Eligible Person (as that term is defined below).

(c) "Award" means each of the following granted under this Plan: Stock, Incentive Stock Options or Nonqualified Stock Options.

(d)  "Board" means the board of directors of the Company.

(e) "Cause" shall mean, for purposes of whether and when an Eligible Person has incurred a Termination of Employment for Cause: (i) any act or omission which permits the Company to terminate the written agreement or arrangement between the Eligible Person and the Company or a Subsidiary or Parent for Cause as defined in such agreement or arrangement; or (ii) in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then Cause shall mean an act or acts of dishonesty by the Eligible Person resulting or intending to result directly or indirectly in gain to or personal enrichment of the Eligible Person at the Company's expense and/or gross negligence or willful misconduct on the part of the Eligible Person.

(f)  "Change in Control" means, for purposes of this Plan

     1. there shall be consummated (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or
     (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

     2. the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company.


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(g)  "Code" means the Internal Revenue Code of 1986, as amended, final Treasury
     Regulations thereunder and any subsequent Internal Revenue Code.

(h) "Committee" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors. The Committee shall be comprised solely of at least two members who are both Disinterested Persons and Outside Directors. If there is no Committee, then the Board of Directors shall assume the duties of the Committee.

(i) "Common Stock" or Stock" means the Common Stock, par value per share of the Company whether presently or hereafter issued, or such other class of shares or securities as to which the Plan may be applicable, pursuant to
     Section 11 herein.

(j) "Company" means Taurus entertainment, Inc., a Colorado corporation and includes any successor or assignee company corporations into which the Company may be merged, changed or consolidated; any company for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

(k) "Continuous Service" means the absence of any interruption or termination of employment with or service to the Company or any Parent or Subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company. Continuous Service shall not be considered interrupted in the case of sick leave, military leave, or any other bona fide leave of absence of less than ninety (90) days (unless the Eligible Person's right to reemployment is guaranteed by statute or by contract) or in the case of transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successors

(l) "Date of Grant" means the date on which the Committee grants Stock or Options.

(m) "Director" means any member of the Board of Directors of the Company or any Parent or subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.

(n) "Non Employee Director" means a "Non Employee Director" as that term is defined in Rule 16b-3 under the Exchange Act.

(o) "Eligible Persons" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) officers, directors or employees of the Company or Affiliate or (ii) attorneys, consultants or subcontractors of the Company or affiliate.

(p) "Employee" means any person employed on an hourly or salaried basis by the Company or any Parent or Subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.


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(q)  "Exchange Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

(r) "Fair Market Value" means (i) if the Common Stock is not listed or admitted to trade on a national securities exchange and if bid and ask prices for the Common Stock are not furnished through NASDAQ or a similar organization, the value established by the Committee, in its sole discretion, for purposes of the Plan; (ii) if the Common Stock is listed or admitted to trade on a national securities exchange or a national market system, the closing price of the Common Stock, as published in the Wall
                                                                        ----
     Street Journal, so listed or admitted to trade on such date or, if there is
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     no trading of the Common Stock on such date, then the closing price of the
     Common Stock on the next preceding day on which there was trading in such shares; or (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange or a national market system, the mean between the bid and ask price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If trading in the stock or a price quotation does not occur on the Date of Grant, the next preceding date on which the stock was traded or a price was quoted will determine the fair market value.

(s) "Incentive Stock Option" means a stock option, granted pursuant to either this Plan or any other plan of the Company, that satisfies the requirements of Section 422 of the Code and that entitles the Optionee to purchase stock of the Company or in a corporation that at the time of grant of the option was a Parent or subsidiary of the Company or a predecessor company of any such company.

(t) "Nonqualified Stock Option" means an Option to purchase Common Stock in the Company granted under the Plan other than an Incentive Stock Option within the meaning of Section 422 of the Code.

(u)  "Option" means a stock option granted pursuant to the Plan.

(v) "Option Period" means the period beginning on the Date of Grant and ending on the day prior to the tenth anniversary of the Date of Grant or such shorter termination date as set by the Committee.

(w) "Optionee" means an Employee (or Director or subcontractor) who receives an Option.

(x) "Parent" means any corporation which owns 50% or more of the voting securities of the Company.

(y) "Participant" means an Eligible Person who is selected by the Committee to receive an Award(s) pursuant to the Plan.


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(z)  "Plan" means this 2003 Stock and Stock Option Plan as may be amended from time to time.

(aa) "Share" or "Stock" means the Common Stock, as adjusted in accordance with Paragraph 11 of the Plan.

(bb) "Ten Percent Shareholder" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.

(cc) "Termination" or "Termination of Employment" means the occurrence of any act or event whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer or employee of the Company or of any Subsidiary or Parent including, without limitation, death, disability, dismissal, severance at the election of the Eligible Person, retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Subsidiaries or Parent of all businesses owned or operated by the Company or its Subsidiaries. A Termination of Employment shall occur to an employee who is employed by an Subsidiary if the Subsidiary shall cease to be a Subsidiary and the Eligible Person shall not immediately thereafter become an employee of the Company or a Subsidiary.

(dd) "Subsidiary" means any corporation 50% or more of the voting securities of which are owned directly or indirectly by the Company at any time during the existence of this Plan.

     In addition, certain other terms used in this Plan shall have the definitions given to them in the first place in which they are used.

5.   ADMINISTRATION.
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     (a) This Plan will be administered by the Committee. A majority of the full
     Committee constitutes a quorum for purposes of administering the Plan, and all determinations of the Committee shall be made by a majority of the members present at a meeting at which a quorum is present or by the unanimous written consent of the Committee.

     (b) If no Committee has been appointed, members of the Board may vote on any matters affecting the administration of the Plan or the grant of any Stock or Option pursuant to the Plan, except that no such member shall act on the granting of a Stock or an Option to himself, but such member may be counted in determining the existence of a quorum at


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     any meeting of the Board during which action is taken with respect to the granting of Options to him.

     (c) Subject to the terms of this Plan, the Committee has the sole and exclusive power to:

          1.   select the Eligible Persons who are Participants in this Plan;
          2. establish the terms of the Stock or Options granted to each Participant which may not be the same in each case;
          3. determine the total number of shares of Stock to grant to a grantee, or options to grant to an Optionee, which may not be the same amount to each Eligible Person in each case;
          4. fix the Option period for any Option granted which may not be the same in each case;
          5. make all other determinations necessary or advisable under the Plan; and
          6. determine the minimum number of shares with respect to which Options may be exercised in part at any time.
          7. The Committee has the sole and absolute discretion to determine whether the performance of an Eligible Person warrants an award under this Plan, and to determine the amount of the award.

          The Committee has full and exclusive power to construe and interpret this Plan, to prescribe and rescind rules and regulations relating to this Plan, and take all actions necessary or advisable for the Plan's administration. Any such determination made by the Committee will be final and binding on all persons.

     (d) A member of the Committee will not be liable for performing any act or making any determination in good faith.

6.     SHARES SUBJECT TO STOCK GRANT OR STOCK OPTION GRANT. Subject to the
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provisions of Paragraph 13 of the Plan, the maximum aggregate number of Shares that may be granted or optioned and sold under the Plan shall be 650,000 Shares. Such shares may be authorized but unissued, or may be treasury shares. If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject to the Option shall, unless the Plan has then terminated, be available for other Options under the Plan.

     (a)  Eligible Persons . Every Eligible Person, as the Committee in its sole
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          discretion designates, is eligible to be a Participant in this Plan.
          Directors who are not employees of the Company or any subsidiary or Parent shall only be eligible to receive Incentive Stock Options if and as permitted be applicable law and regulations. The Committee's award of an Option to a Participant in any year does not require the Committee to award an Option to that Participant in any other year. Furthermore, the Committee may award different Options to different Participants. The Committee may consider such factors as it deems pertinent in selecting Participants and in determining the amount of their Stock or Option, including, without limitation;

          (i)  the financial condition of the Company or its Subsidiaries;

          (ii) expected profits for the current or future years;

          (iii) the contributions of a prospective Participant to the profitability and success of the Company or its Subsidiaries; and

          (iv) the adequacy of the prospective Participant's other compensation.

          Participants may include persons to whom stock, stock options, or other benefits previously were granted under this or another plan of the Company or any Subsidiary, whether or not the previously granted benefits have been fully exercised.

     (b)  No Right of Employment. A Grantee's or an Optionee's right, if any, to
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          continue to serve the Company and its Subsidiaries as an Employee will not be enlarged or otherwise affected by his designation as a Participant under this Plan, and such designation will not in any way restrict the right of the Company or any Subsidiary, as the case may be, to terminate at any time the employment of any Employee.

     (c)  Awards under the Plan may be granted to employees, including officers,
     ---
          and directors of the Company or its subsidiaries, as may be existing from time to time, and to other individuals who are not employees of the Company, but performed bona fide services to the Company, as may be deemed in the best interest of the Company by the Board or a duly authorized committee. These individuals may be referred to as consultants, attorneys or key persons. Such services to the Company or a subsidiary shall not be in connection with the offer or sale of securities in a capital-raising transaction. Such Awards shall be in the amounts, and shall have the rights and be subject to the restrictions, as may be determined by the Board or a duly authorized committee, all as may be within the general provisions of this Plan.

7.     REQUIREMENTS OF OPTION GRANTS.  Each Option granted under this Plan shall
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satisfy the following requirements.

     (a)  Written Option. An Option shall be evidenced by a written Agreement
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          specifying (i) the number of Shares that may be purchased by its exercise, (ii) the intent of the Committee as to whether the Option is be an Incentive Stock Option or a Non-qualified Stock Option, (iii) the Option period for any Option granted and (iv) such terms and conditions consistent with the Plan as the Committee shall determine, all of which may differ between various Optionees and various Agreements.

     (b)  Duration of Option. Each Option may be exercised only during the
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          Option Period designated for the Option by the Committee. At the end of the Option Period the Option shall expire.

     (c)  Option Exercisability. The Committee, on the grant of an Option, each
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          Option shall be exercisable only in accordance with its terms.

     (d)  Acceleration of Vesting. Subject to the provisions of Section 5(b),
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     the Committee may, it its sole discretion, provide for the exercise of
     Options either as to an increased percentage of shares per year or as to all remaining shares. Such acceleration of vesting may be declared by the Committee at any time before the end of the Option Period, including, if applicable, after termination of the Optionee's Continuous Service by reason of death, disability, retirement or termination of employment.

     (e)  Option Price. Except as provided in Section 6(a) the Option price of
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          each Share subject to the Option shall equal the Fair Market Value of the Share on the Option's Date of Grant.

     (f)  Termination of Employment Any Option which has not vested at the time
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          the Optionee ceases Continuous Service for any reason other than death, disability or retirement shall terminate upon the last day that the Optionee is employed by the Company. Incentive Stock Options must be exercised within three months of cessation of Continuous Service for reasons other death, disability or retirement in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status.

     (g)  Death. In the case of death of the Optionee, the beneficiaries
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          designated by the Optionee shall have one year from the Optionee's demise or to the end of the Option Period, whichever is earlier, to exercise the Option, provided, however, the Option may be exercised only for the number of Shares for which it could have been exercised at the time the Optionee died, subject to any adjustment under Sections 5(d) and 11.

     (h)  Retirement. Any Option which has not vested at the time the Optionee
     ---  ----------
          ceases Continuous Service due to retirement shall terminate upon the last day that the Optionee is employed by the Company. Upon retirement Incentive Stock Options must be exercised within three months of cessation of Continuous Service in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status

     (i)  Disability. In the event of termination of Continuous Service due to
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          total and permanent disability (within the meaning of Section 422 of the Code), the Option shall lapse at the earlier of the end of the Option Period or twelve months after the date of such termination, provided, however, the Option can be exercised at the time the Optionee became disabled, subject to any adjustment under Sections 5(d) and 11.

8.     INCENTIVE STOCK OPTIONS.  Any Options intended to qualify as an Incentive
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Stock Option shall satisfy the following requirements in addition to the other requirements of the Plan:

     (a)  Ten Percent Shareholders. An Option intended to qualify as an
     ---  ------------------------
          Incentive Stock Option granted to an individual who, on the Date of Grant, owns stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of either the Company or any Parent or Subsidiary, shall be granted at a price of 110 percent of Fair Market Value on the Date of Grant and shall be exercised only during the five-year period immediately following the Date of Grant. In calculating stock ownership of any person, the attribution rules of Section 425(d) of the Code will apply. Furthermore, in calculating stock ownership, any stock that the individual may purchase under outstanding options will not be considered.

     (b)  Limitation on Incentive Stock Options The aggregate Fair Market Value,
     ---  -------------------------------------
          determined on the date of Grant, of stock in the Company exercisable for the first time by any Optionee during any calendar year, under the Plan and all other plans of the Company or its Parent or Subsidiaries (within the meaning of Subsection (d) of Section 422 of the Code) in any calendar year shall not exceed $100,000.00.

     (c)  Exercise of Incentive Stock Options. No disposition of the shares
     ---  -----------------------------------
          underlying an Incentive Stock Option may be made within two years from the Date of Grant nor within one year after the exercise of such incentive Stock Option.

     (d)  Approval of Plan. No Option shall qualify as an Incentive Stock Option
     ---  ----------------
          unless this Plan is approved by the shareholders within one year of the Plan's adoption by the Board.

9.     NONQUALIFIED AND INCENTIVE STOCK OPTIONS. Any Option not intended to
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qualify as an Incentive Stock Option shall be a Nonqualified Stock Option.
Nonqualified Stock Options shall satisfy each of the requirements of Section 5 of the Plan. An Option intended to qualify as an Incentive Stock Option, but which does not meet all the requirements of an Incentive Stock Option shall be treated as a Nonqualified Stock Option.

10.     METHOD OF EXERCISE.  An Option granted under this Plan shall be deemed
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exercised when the person entitled to exercise the Option (i) delivers written notice to the President of the Company of the decision to exercise, (ii) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (iii) complies with such other reasonable requirements as the Committee establishes pursuant to Section 3 of the Plan. During the lifetime of the Employee to whom an Option is granted, such Option may be exercised only by him. Payment for Shares with respect to which an Option is exercised may be in cash, or by certified check, or wholly or partially in the form of Common Stock of the Company having a fair market value equal to the Option Price. No person will have the rights of a shareholder with respect to Shares subject to an Option granted under this Plan until a certificate or certificates for the Shares have been delivered to him.

     An Option granted under this Plan may be exercised in increments of not less than 10% of the full number of Shares as to which it can be exercised. A partial exercise of an Option will not effect the holder's right to exercise the Option from time to time in accordance with this Plan as to the remaining Shares subject to the Option.

11.     TAXES. COMPLIANCE WITH LAW: APPROVAL OF REGULATORY BODIES. The Company,
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if necessary or desirable, may pay or withhold the amount of any tax attributable to any Shares
deliverable or amounts payable under this Plan, and the Company may defer making delivery or payment until it is indemnified to its satisfaction for the tax. Options are exercisable, and Shares can be delivered and payments made under this Plan, only in compliance with all applicable federal and state laws and regulations, including, without limitation, state and federal securities laws, and the rules of all stock exchanges on which the Company's stock is listed at any time. An Option is exercisable only if either (i) a registration statement pertaining to the Shares to be issued upon exercise of the Option has been flied with and declared effective by the Securities and Exchange Commission and remains effective on the date of exercise, or (ii) an exemption from the registration requirements of applicable securities laws is available. This plan does not require the Company, however, to file such registration statement or to assure the availability of such exemptions. Any certificate issued to evidence Shares issued under the Plan may bear such legends and statements, and shall be subject to such transfer restrictions, as the Committee deems advisable to assure compliance with federal and state laws and regulations and with the requirements of this Section 9 of the Plan. No Option may be exercised, and no Shares may be issued under this Plan, until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matter as the Committee deems advisable.

     Each Person who acquires the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to his exercise of the Option. In addition, the Committee may require such consents and release of taxing authorities as the Committee deems advisable.

12.     ASSIGNABILITY.  An Option granted under this Plan is not transferable
        -------------
except by will or the laws of descent and distribution. The Option may be exercised only by the Optionee during the life of the Optionee. More particularly, but without limitation of the foregoing, the Option may be not be assigned or transferred except as provided above and shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer or distribution contrary to the provisions hereof shall be null and void and without effect.

13.     ADJUSTMENT UPON CHANGE OF SHARES. If a reorganization, merger,
        --------------------------------
consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering, or other expansion or contraction of the Common Stock of the Company occurs, the number and class of Shares for which Options are authorized to be granted under this Plan, the number and class of Shares then subject to Options previously granted under this Plan, and the price per Share payable upon exercise of each Option outstanding under this Plan shall be equitably adjusted by the Committee to reflect such changes. To the extent deemed equitable and appropriate by the Committee or the Board, subject to any required action by shareholders, in any merger, consolidation, reorganization, liquidation or dissolution, any Option granted under the Plan shall pertain to the securities and other property to which a holder of the number of Shares of stock covered by the Option would have been entitled to receive in connection with such event.

14.     ACCELERATIONS OF OPTIONS UPON CHANGE IN CONTROL.  In the event that a
        -----------------------------------------------
Change of Control has occurred with respect to the Company, any and all Options will become fully vested


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and immediately exercisable with such acceleration to occur without the requirement of any further act by either the Company or the Participant, subject to Section 9 hereof.

15.     LIABILITY OF THE COMPANY. The Company, its Parent and any Subsidiary
        ------------------------
that is in existence or hereafter comes into existence shall not be liable to any person for any tax consequences expected but not realized by an Optionee or other person due to the grant of Stock or the exercise of an Option.

16.     EXPENSES OF PLAN. The Company shall bear the expenses of administering
        ----------------
the Plan.

17.     DURATION OF PLAN. Stock or Options may be granted under this Plan only
        ----------------
within 10 years from the effective date of the Plan.

18.     AMENDMENT, SUSPENSION OR TERMINATION OF PLAN.  The Board of Directors of
        --------------------------------------------
the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to Participants under this Plan, shall be made without the approval of the Company's shareholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's shareholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.
Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall act to impair or extinguish rights in Options already granted at the date of such amendment, suspension or termination.

19.     FORFEITURE.  Notwithstanding any other provisions of this Plan, if the
        ----------
Committee finds by majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, shareholder, owner, or otherwise, in any commercial endeavor anywhere which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options, including all exercised Options and other situations pursuant to which the Company has


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not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

     The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

20.     INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. With
        -----------------------------------------------------------
respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company the opportunity to handle and defend same at its own expense. The failure to notify the Company within 60 days shall only affect a Director or committee member's right to indemnification if said failure to notify results in an impairment of the Company's rights or is detrimental to the Company. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

21.     GENDER.  If the context requires, words of one gender when used in this
        ------
Plan shall include the others and words used in the singular or plural shall include the other.

22.     HEADINGS.  Headings of Articles and Sections are included for
        --------
convenience of reference only and do not constitute part of the Plan and shall
        --
not be used in construing the terms of the Plan.

23.     OTHER COMPENSATION PLANS.  The adoption of this Plan shall not affect
        ------------------------
any other stock option, incentive or other compensation or benefit plans in effect for the Company or any


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Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

24.     OTHER OPTIONS OR AWARDS.  The grant of Stock or an Option or Awards
        -----------------------
shall not confer upon the Eligible Person the right to receive any future or other Stock, Options or Awards under this Plan, whether or not Stock, Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Stock, Options or Awards upon the same terms or conditions as previously granted.

25.     GOVERNING LAW.  The provisions of this Plan shall be construed,
        --------------
administered, and governed under the laws of the State of Texas.


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